Accounts receivable	6 Months Ended
Jun. 30, 2020
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	Accounts receivableAccounts receivable are held at their nominal amount less an allowance for credit losses. The adoption of ASC 326 on January 1, 2020 resulted in an immaterial allowance against our outstanding amounts due. Refer to Note 3 - Current expected credit losses for further information.